    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 1999

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           WINK COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                             7372                            94-3212322
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)          IDENTIFICATION NUMBER)

                          1001 MARINA VILLAGE PARKWAY
                           ALAMEDA, CALIFORNIA 94501
                                 (510) 337-2950
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             MARY AGNES WILDEROTTER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           WINK COMMUNICATIONS, INC.
                          1001 MARINA VILLAGE PARKWAY
                           ALAMEDA, CALIFORNIA 94501
                                 (510) 337-2950
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

           ARTHUR F. SCHNEIDERMAN, ESQ.                             CARY K. HYDEN, ESQ.
             HERBERT P. FOCKLER, ESQ.                              R. SCOTT SHEAN, ESQ.
                 BETSEY SUE, ESQ.                                    LATHAM & WATKINS
         WILSON SONSINI GOODRICH & ROSATI                    650 TOWN CENTER DRIVE, SUITE 2000
             PROFESSIONAL CORPORATION                          COSTA MESA, CALIFORNIA 92626
                650 PAGE MILL ROAD                                    (714) 540-1235
            PALO ALTO, CALIFORNIA 94304
                  (650) 493-9300

            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]
---------------
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] Registration File No. 333-80221
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]
---------------
    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
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                                   PROPOSED MAXIMUM        PROPOSED MAXIMUM        PROPOSED MAXIMUM
TITLE OF EACH CLASS OF               AMOUNT TO BE           OFFERING PRICE            AGGREGATE               AMOUNT OF
SECURITIES TO BE REGISTERED        REGISTERED(1)(2)          PER SHARE(3)           OFFERING PRICE       REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value
  per share...................         632,500                  $16.00               $10,120,000                $2,814
------------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 82,500 shares of common stock issuable upon exercise of the underwriters' over-allotment option.

(2) 4,830,000 shares were registered under Securities Act Registration Statement No. 333-80221, whereby a filing fee of $21,484 was previously paid with such earlier registration statement.

(3) Estimated solely for the purpose of calculating the amount of the Registration Fee in accordance with Rule 457(a) of the Securities Act of 1933, as amended.
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

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-1, as amended (File No. 333-80221) filed by Wink Communications, Inc. and declared effective August 18, 1999 are hereby incorporated by reference.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on August 19, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on August 19, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on this 18th day of August 1999.

                                      WINK COMMUNICATIONS, INC.

                                      By:                    *
                                         ---------------------------------------
                                          Name: Mary Agnes Wilderotter
                                          Title: President and Chief
                                                 Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on August 18, 1999 in the capacities indicated:

                     SIGNATURE                                            TITLE

                         *                           President and Chief Executive Officer; Director
---------------------------------------------------  (principal executive officer)
              Mary Agnes Wilderotter

               /s/ HOWARD L. SCHROTT                 Chief Financial Officer; Senior Vice President
---------------------------------------------------  (principal financial officer and principal
                 Howard L. Schrott                   accounting officer)

                         *                           Chairman of the Board of Directors and Chief
---------------------------------------------------  Technical Officer
                Brian P. Dougherty

                         *                           Director
---------------------------------------------------
                 Bruce W. Dunlevie

                         *                           Director
---------------------------------------------------
                 Hidetaka Yamamoto

                         *                           Director
---------------------------------------------------
                  F. Philip Handy

                         *                           Director
---------------------------------------------------
                   Jeffrey Coats

                         *                           Director
---------------------------------------------------
                 William Schleyer

                         *                           Director
---------------------------------------------------
                   Michael Fuchs

            *By: /s/ HOWARD L. SCHROTT
    -------------------------------------------
                 Howard L. Schrott
                 Attorney-in-fact

                                 EXHIBIT INDEX

    NUMBER                      DESCRIPTION OF DOCUMENT
       5.1    Opinion of Wilson Sonsini Goodrich & Rosati regarding the
              legality of the common stock being registered.
      23.1    Consent of PricewaterhouseCoopers LLP.
      23.2    Consent of Counsel (included in Exhibit 5.1).
      24.1*   Power of Attorney.

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* Previously filed.